Exhibit 10.42

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ADC DISCOVERY AND OPTION AGREEMENT

This ADC Discovery and Option Agreement (“Agreement”) is entered into and effective as of October 28, 2024 (the “Effective Date”), by and among Paragon Therapeutics, Inc., a Delaware corporation (“Paragon”), Parascent Holding LLC, a Delaware limited liability company (“Parascent”) and Crescent Biopharma, Inc., a Delaware corporation (“Crescent”).  Paragon, Parascent and Crescent are also referred to herein individually as a “Party”, or collectively as the “Parties.”

Recitals

Whereas, Paragon has developed a proprietary platform technology for the discovery and development of antibodies against therapeutically relevant targets;

Whereas, Crescent desires to engage Paragon to perform, and Paragon is willing to perform, certain research activities to generate, conjugate and develop one or more antibody-drug conjugates directed to a certain mutually agreed therapeutic target of interest to Crescent; and

Whereas, Crescent will have an exclusive option to enter into a separate license agreement with Paragon to further develop, manufacture and commercialize the resulting antibody-drug conjugates, all on the terms and subject to the conditions set forth in this Agreement.

Now Therefore, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Article 1

DEFINED TERMS

1.1“Achievement of Development Candidate” means the first to occur of: (a) nomination by Crescent’s Board of Directors of a Crescent Product as a “Development Candidate”; and (b) the initiation by or on behalf of Crescent or its Affiliate or sublicensee of a toxicology study with respect to a Crescent Product that employs applicable then-current good laboratory practice standards, the results of which are intended to be submitted as part of an IND.

1.2“Actual Annual Costs” shall have the meaning set forth in Section 5.2(c).

1.3“ADC” shall mean a compound that comprises or contains an Antibody chemically conjugated or otherwise attached to a payload with a linker.

1.4“ADC Conjugation Activities” shall have the meaning set forth in Section 2.1(b).

1.5“Affiliate” shall mean any entity controlled by, controlling, or under common control with a Party hereto.  For the purpose of this definition, “control” (including, with correlative meaning, the terms “controlled by” or “under common control”) means the direct or indirect ownership of more than fifty percent (50%) of the voting interest in, or more than fifty

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percent (50%) in the equity of, or the right to appoint more than fifty percent (50%) of the directors or management of, such corporation or other business entity.  Notwithstanding the foregoing, (a) with respect to either Party, Affiliates of such Party do not include [***] or its Affiliates other than such Party and its subsidiaries, (b) [***], and (c) [***].

1.6“Agreement” shall have the meaning provided in the first paragraph of this Agreement.

1.7“Antibody” shall mean any molecule, including [***].

1.8“Applicable Law” shall mean any national, supra-national, federal, state or local laws, rules, guidances and regulations, in each case, as applicable to the subject matter and the party at issue.

1.9“Background IP” shall mean all Patents and Know-How Controlled by a Party (a) as of the Effective Date, or (b) that otherwise arise outside of and independently of this Agreement.  Paragon’s Background IP includes the Paragon Platform Technology and any Paragon In-Licensed IP.

1.10“Bankruptcy Code” shall have the meaning set forth in Section 9.5.

1.11“Bankruptcy Event” shall have the meaning set forth in Section 9.5.

1.12“Budget” shall mean the agreed budget for the activities set forth in the Research Plan.

1.13“Business Day” shall mean any day other than Saturday, Sunday, or other national holidays in the United States.

1.14“Calendar Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30, and December 31.

1.15“Calendar Year” shall mean each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.16“Change of Control” means, with respect to any entity, any of the following: (a) the sale or disposition of all or substantially all of the assets of such entity or its direct or indirect controlling Affiliate to a Third Party; or (b) (i) the acquisition by a Third Party, alone or together with any of its Affiliates, other than an employee benefit plan (or related trust) sponsored or maintained by such entity or any of its Affiliates, of more than fifty percent (50%) of the then-outstanding shares of voting capital stock of such entity or its direct or indirect parent entity that holds, directly or indirectly, beneficial ownership of more than fifty percent (50%) of the then-outstanding shares of voting capital stock of such entity (a “Parent Entity”), or (ii) the acquisition, merger or consolidation of such entity or its Parent Entity with or into another entity, other than, in the case of clause (i) or (ii), an acquisition or a merger or consolidation of such entity or its Parent Entity in which the holders of shares of voting capital stock of such entity or its Parent

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Entity, as the case may be, immediately prior to such acquisition, merger or consolidation will beneficially own, directly or indirectly, at least fifty percent (50%) of the shares of voting capital stock of the acquiring Third Party or the surviving corporation in such acquisition, merger or consolidation, as the case may be, immediately after such acquisition, merger or consolidation, and in each case of (a) or (b), whether through a single transaction or a series of related transactions, but excluding any and all bona fide financing transactions or internal reorganizations for tax purposes (including the change of place of incorporation or domicile of such entity).

1.17“CMC Activities” shall have the meaning provided in Section 5.2(a).

1.18“CMC Rate” shall have the meaning provided in Section 5.2(a).

1.19“Commercialize” or “Commercializing” shall mean to market, promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize an ADC or product, including a Project ADC, Derived ADC, Product, Multispecific ADC or Multispecific Product, as applicable.  When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

1.20“Confidential Information” of a Party shall mean any and all non-public scientific, business, regulatory, or technical information that is disclosed or made available by or on behalf of one Party (the “Disclosing Party”) to any other Party (a “Receiving Party”) in connection with this Agreement, whether in writing, orally, visually or otherwise.  Notwithstanding any provision of this Agreement to the contrary, all Project ADC Inventions and Project ADC Technology shall be the Confidential Information of all Parties, and each Party shall be deemed as both the “Disclosing Party” and the “Receiving Party” with respect thereto; provided, that if Crescent does not exercise the Option or the Parties do not enter into the License Agreement in accordance with this Agreement, then the Project ADC Inventions and Project ADC Technology shall thereafter be the Confidential Information of Paragon.

1.21“Control” (including any variations such as “Controlled” and “Controlling”) shall mean, with respect to any technology or Intellectual Property Rights, possession by a Party and the ability (whether by ownership, license or otherwise) to grant a license or a sublicense of or under such technology or Intellectual Property Rights without violating the terms of any agreement or other arrangement with any Third Party or requiring a payment.  Notwithstanding the foregoing, a Party and its Affiliates shall not be deemed to “Control” any technology or Intellectual Property Rights that (a) prior to the consummation of a Change of Control of such Party, is owned or in-licensed, or (b) after the consummation of a Change of Control of such Party, becomes owned or in-licensed (to the extent such technology or Intellectual Property Rights are developed outside of the scope of the activities conducted hereunder and without use of or reference to any technology or Intellectual Property Rights Controlled by such Party or any Affiliate of such Party immediately before such Change of Control, or any Confidential Information of the other Party), in each case ((a) or (b)), by a Third Party that becomes an Affiliate of such Party after the Effective Date as a result of such Change of Control or an assignee of such Party after the Effective Date as the result of an assignment of this Agreement in connection with

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a Change of Control unless prior to the consummation of such Change of Control or assignment, such Party or any of its Affiliates also Controlled such technology or Intellectual Property Rights.

1.22“Cost Advance” shall have the meaning set forth in Section 5.2(b).

1.23“Cover” or “Covering” shall mean, with respect to a Patent, that, in the absence of a license granted under, or ownership of, such Patent, the making, using, selling, importation, or exportation of such product would infringe a valid and unexpired claim of such Patent.

1.24“Crescent” shall have the meaning provided in the first paragraph of this Agreement.

1.25“Crescent Indemnitee” shall have the meaning provided in Section 10.2.

1.26“Crescent IP” shall have the meaning provided in Section 2.1(c)(ii).

1.27“Crescent Multispecific ADC” shall mean any Multispecific ADC that is Developed, Manufactured, Commercialized or otherwise exploited by Crescent, its Affiliates, or sublicensees (other than Paragon and its Affiliates and other licensees).

1.28“Crescent Multispecific Product” shall mean any product that comprises or contains any Crescent Multispecific Antibody.

1.29“Crescent Product” shall mean, individually or collectively, as applicable, Project ADCs, Derived ADCs, Products, Crescent Multispecific ADCs and Crescent Multispecific Products.

1.30“Deliverables” shall have the meaning set forth in Section 2.1(d)(i).

1.31“Derived ADC” shall mean any ADC that (a) includes a monospecific Antibody that is derived from or constitutes a modification of the monospecific Antibody included in a Project ADC, including [***], and (b) [***].  For avoidance of doubt, any ADC that contains an Antibody that [***].

1.32“Derived ADC Patent” shall mean any Patent that Covers the composition of matter of, or any method of specifically making or using, any Derived ADC or any component thereof.

1.33“Develop” or “Developing” shall mean to discover, evaluate, test, research or otherwise develop an ADC or product, including a Project ADC, Derived ADC, Product, Multispecific ADC or Multispecific Product, as applicable.  When used as a noun, “Development” means any and all activities involved in Developing.

1.34“Development Costs” shall mean (a) [***] (such amounts, the “Third Party Costs”), and (b) [***] (such development fees, the “Development Fees”, and the development fees to be paid in any given Calendar Year during the Research Program, the “Annual

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Development Fees”); in each case ((a) and (b)) to the extent consistent with the Research Plan (including [***]).

1.35“Directed To” shall mean, with regard to an Antibody, ADC or product, that such Antibody, ADC or product is developed or designed to (a) [***], and (b) [***].

1.36“Dispute” shall have the meaning provided in Section 11.7.

1.37“Effective Date” shall have the meaning provided in the first paragraph of this Agreement.

1.38“Election Notice” shall have the meaning provided in Section 4.3.

1.39“Equity Grant” shall have the meaning provided in Section 5.8.

1.40“FDA” means the United States Food and Drug Administration, or a successor federal agency thereto.

1.41“Field” shall mean the prophylaxis, palliation, treatment and diagnosis of human disease and disorders in all therapeutic areas.

1.42“Final Deliverable” shall have the meaning provided in the Research Plan.

1.43“Indemnified Party” shall have the meaning provided in Section 10.3.

1.44“Indemnifying Party” shall have the meaning provided in Section 10.3.

1.45“Intellectual Property Rights” shall mean any and all proprietary rights provided under (a) patent law, including any Patents; (b) copyright law; or (c) any other applicable statutory provision or common law principle, including trade secret law, that may provide a right in Know-How, or the expression or use thereof.

1.46“JDC” shall have the meaning provided in Section 3.1.

1.47“Know-How” shall mean all technical information and know-how in any tangible or intangible form, including (a) inventions, discoveries, trade secrets, data, specifications, instructions, processes, formulae, materials (including cell lines, vectors, plasmids, nucleic acids and the like), methods, protocols, expertise and any other technology, including the applicability of any of the foregoing to formulations, compositions or products or to their manufacture, development, registration, use or marketing or to methods of assaying or testing them or processes for their manufacture, formulations containing them or compositions incorporating or comprising them, and (b) all data, instructions, processes, formulae, strategies, and expertise, whether biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical, analytical, or otherwise and whether related to safety, quality control, manufacturing or other disciplines.  Notwithstanding the foregoing, Know-How excludes Patent claims.

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1.48“License Agreement” shall have the meaning set forth in Section 4.4(b).

1.49“License Template” shall have the meaning set forth in Section 4.4(a).

1.50“Losses” shall have the meaning provided in Section 10.1.

1.51“MAA” means (a) a New Drug Application in the United States, as defined in the United States Federal Food, Drug and Cosmetics Act, and applicable regulations promulgated thereunder by the FDA, (b) a Biologics License Application in the United States, as defined in the United States Public Health Service Act, or (c) any application filed with any Regulatory Authority in a country other than the United States that is equivalent to either of the foregoing.

1.52“Manufacture” or “Manufacturing” shall mean to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store an ADC or product, including a Project ADC, Derived ADC, Product, Multispecific ADC or Multispecific Product, or any component thereof, as applicable.  When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing an ADC or product, including a Project ADC, Derived ADC, Product, Multispecific ADC or Multispecific Product, or any component thereof, as applicable.

1.53“Milestone” shall have the meaning provided in Section 5.3.

1.54“Milestone Payment” shall have the meaning provided in Section 5.3.

1.55“Multispecific ADC” shall mean any ADC that is comprised of (a) [***], and (b) [***].

1.56“Multispecific Product” shall mean any product that comprises or contains any Multispecific ADC.

1.57“Notice of Dispute” shall have the meaning provided in Section 11.7(a).

1.58“Option” shall have the meaning provided in Section 4.1.

1.59“Option Period” shall have the meaning provided in Section 4.3.

1.60“Paragon” shall have the meaning provided in the first paragraph of this Agreement.

1.61“Paragon In-Licensed IP” shall have the meaning provided in Section 2.1(c)(i).

1.62“Paragon Indemnitee” shall have the meaning provided in Section 10.1.

1.63“Paragon Platform Know-How” shall mean (a) Know-How Controlled by Paragon or its Affiliates prior to or during the Term relating to ADC and/or antibody discovery and development, including conjugation technology, and methods of making or manufacturing an

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ADC or its components, (b) all methods, materials and other Know-How used in the foregoing Controlled by Paragon or its Affiliates, and (c) platforms embodying, components, component steps and other portions of any of the foregoing in (a) or (b) Controlled by Paragon or its Affiliates.

1.64“Paragon Platform Know-How Improvement” shall mean all Know-How developed or discovered through or as a result of the activities performed by or on behalf of Paragon under the Research Program that constitutes an improvement, enhancement, modification, substitution, or alteration to the Paragon Platform Technology; provided, however, to the extent any of the Know-How developed or discovered under the Research Program specifically and solely relates to a Project ADC, such Know-How will be considered Project ADC Technology and not Paragon Platform Know-How Improvements.

1.65“Paragon Platform Patents” shall mean all Patents that Paragon or its Affiliates Control prior to or during the Term that Cover Paragon Platform Know-How or Paragon Platform Know-How Improvements.

1.66“Paragon Platform Technology” shall mean Paragon Platform Know-How, Paragon Platform Know-How Improvements, and Paragon Platform Patents.

1.67“Parascent” shall have the meaning provided in the first paragraph of this Agreement.

1.68“Party” or “Parties” shall have the meaning provided in the first paragraph of this Agreement.

1.69“Patents” shall mean (a) unexpired patents and patent applications, (b) any and all divisionals, continuations, continuations-in-part, reissues, renewals, substitutions, registrations, re-examinations, revalidations, extensions, supplementary protection certificates and the like of any such patents and patent applications, and (c) any and all foreign equivalents of the foregoing.

1.70[***]

1.71“Phase I Trial” shall mean a human clinical trial in any country of the type described in 21 C.F.R. §312.21(a), or the foreign equivalent thereof, regardless of where such clinical trial is conducted.

1.72“Phase II Trial” shall mean a human clinical trial in any country of the type described in 21 C.F.R. §312.21(b), or the foreign equivalent thereof, regardless of where such clinical trial is conducted.

1.73“Phase III Trial” shall mean a human clinical trial in any country of the type described in 21 C.F.R. §312.21(c), or the foreign equivalent thereof, regardless of where such clinical trial is conducted.

1.74“Pre-Effective Date Development Costs” shall have the meaning provided in Section 5.2(d).

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1.75“Product” shall mean any product that comprises or contains any Project ADC or any Derived ADC, other than as part of a Multispecific ADC or a Multispecific Product.

1.76“Project ADC” shall mean any and all ADCs that are Directed To the Selected Target and that are generated or conjugated by Paragon in the course of performing the Research Program.  For clarity, Project ADCs (a) are limited to ADCs that contain a monospecific Antibody, and (b) do not include the components of an ADC (i.e., a monospecific Antibody, a linker, a payload or any conjugation technology) other than as part of a complete ADC generated or conjugated by Paragon in the course of performing the Research Program.

1.77“Project ADC Information” shall mean electronic files containing a description of the Project ADCs generated or conjugated under the Research Program, including the sequences of all monospecific Antibodies included in the Project ADCs.

1.78“Project ADC Invention” shall mean (a) any invention or discovery, whether or not patentable, that was discovered or reduced to practice by or on behalf of Paragon under the Research Program that constitutes the composition of matter of any Project ADC, and (b) all Intellectual Property Rights therein that are Controlled by Paragon or its Affiliates.  Project ADC Inventions expressly exclude any invention or discovery, whether or not patentable, that was discovered or reduced to practice by or on behalf of Paragon under the Research Program that (i) relates to a component of a Project ADC (other than a monospecific Antibody included in a Project ADC) except as part of a Project ADC, or (ii) does not specifically and solely relate to a Project ADC (including, without limitation, payloads, linkers or conjugation technology with broader applicability to ADCs).

1.79“Project ADC Patents” shall mean all Patents that Cover the composition of matter of any Project ADC, including Patents with the following claims: (a) claims to the monoclonal Antibody portion of a Project ADC; (b) claims to the monoclonal Antibody portion of a Project ADC with any payload; and (c) specific picture claims to the Project ADCs, that are in each case Controlled by Paragon or its Affiliates.

1.80“Project ADC Samples” shall have the meaning provided in Section 2.1(d)(i).

1.81“Project ADC Selection Criteria” shall mean those criteria agreed to by the Parties in the Research Plan that establish that a Project ADC is suitable for clinical testing.

1.82“Project ADC Technology” shall mean (a) the Project ADC Inventions, (b) the Project ADC Patents, (c) the Project ADC Information and Results, and (d) all Intellectual Property Rights therein that are Controlled by Paragon and its Affiliates, but excluding in each case any Paragon In-Licensed IP.  For clarity, if the Parties execute the License Agreement and the Research Term for the Research Program continues following execution of the License Agreement, any Project ADC Technology first conceived, reduced to practice or otherwise generated following the execution of the License Agreement shall be licensed to Crescent under the License Agreement.

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1.83“Regulatory Approval” means all clearances, approvals (including approval of an MAA as well as any applicable pricing and/or reimbursement approvals), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell and market a pharmaceutical or biologic product in a country or territory.

1.84“Regulatory Authority” means any supranational, multinational, federal, national, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the clinical development, manufacture, marketing or sale of a pharmaceutical or biologic product in a country or region, including the FDA in the United States.

1.85“Representatives” of a Party shall mean such Party’s and its Affiliates’ officers, directors, employees, contractors, subcontractors, agents and consultants.

1.86“Research Plan” shall have the meaning set forth in Section 2.1(b).

1.87“Research Program” shall mean the research program agreed to by the Parties to generate and conjugate ADCs using monospecific Antibodies with activity against the Selected Target and to perform such additional activities with respect to such ADCs as set forth in the Research Plan.

1.88“Research Term” shall mean the period of time beginning on the agreement by the Parties on the Research Plan and continuing until completion of the activities under the Research Plan or such other date mutually agreed upon by the Parties; provided, that (a) if Crescent does not exercise the Option in accordance with Section 4.3 prior to expiration of the Option Period, then upon such expiration the Research Term shall automatically terminate and Paragon shall have no obligation to perform any activities under the Research Plan thereafter, or (b) if Crescent exercises the Option during the Option Period in accordance with Section 4.3 but the Parties are unable to finalize and execute the License Agreement during the thirty (30) day period referenced in Section 4.4(b), then upon the expiration of such period the Research Term shall automatically terminate and Paragon shall have no obligation to perform any activities under the Research Plan thereafter.

1.89“Results” shall mean the data, results, analysis, conclusions, outcomes, information, documentation, and reports that are generated by or on behalf of Paragon in performance of the Research Program, excluding Project ADCs, Project ADC Inventions, Project ADC Patents, and the Project ADC Information.

1.90“Selected Target” shall have the meaning set forth in Section 2.1(a).

1.91“Shares” shall mean shares of common stock, par value $0.0001, of Crescent.

1.92“Target” shall mean a protein molecule that (a) [***], and (b) [***].

1.93“Term” shall have the meaning provided in Section 9.1.

1.94“Territory” shall mean worldwide.

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1.95“Third Party” shall mean any person or entity other than Paragon, Parascent or Crescent or an Affiliate of any of Paragon, Parascent or Crescent.

1.96“Third Party Claim” shall have the meaning provided in Section 10.1.

1.97“Valid Claim” means, with respect to particular Patent in a particular country, (a) a claim of an issued and unexpired patent (including the term of any patent term extension, supplemental protection certificate, renewal or other similar extension) in such country within such Patent that has not been abandoned or revoked, or held unpatentable, invalid or unenforceable in a final decision of a court or other governmental authority of competent jurisdiction from which no appeal may be taken, or has been taken before the expiry of the permitted time period, and that has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise, or (b) a claim within a patent application in such country within such Patent that has not been pending more than seven (7) years from the earliest priority date of such claim and which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken.

Article 2

CONDUCT OF RESEARCH PROGRAM

2.1Research Program.

(a)Overview.  The Parties intend to initiate the Research Program to discover, generate, identify, and characterize one or more ADC candidates Directed To [***] (the “Selected Target”).

(b)Research Plan.  No later than [***] after the Effective Date, the Parties will agree on a research plan, to the extent a research plan has not been previously agreed upon, for the Research Program that will include design, modeling, synthesis, evaluation, and other mutually agreed activities (“Research Plan”).  The Research Plan shall also provide for the use of any Paragon In-Licensed IP or Crescent IP that has been agreed by the Parties.  For clarity, if at the end of such [***] period (or any extension thereof mutually agreed in writing) (i) the Parties have not agreed on the Research Plan, or (ii) Crescent has not paid Paragon the Research Initiation Fee, Paragon shall have no obligations to Crescent with respect to the Research Program or the Selected Target.  Once the Parties agree on the Research Plan and Crescent pays the Research Initiation Fee for the Research Program, Paragon and Parascent shall conduct research under the Research Program during the Research Term in an effort to (1) generate or conjugate Project ADCs for further Development, Manufacture and Commercialization (“ADC Conjugation Activities”), and (2) perform such other Development and Manufacturing activities with respect to the Project ADCs as set forth in the Research Plan (which other activities, for clarity, may be performed following Crescent’s exercise of the Option or execution of a License Agreement).  The Parties may amend the Research Plan upon mutual written agreement.  Paragon and Parascent will use [***] to conduct and complete the activities set forth in the Research Plan on the timelines set forth in the Research Plan and in compliance with the Budget.

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(c)Use of Other Technology.

(i)If the Parties desire for Paragon to use Third Party Intellectual Property Rights Controlled by Paragon (e.g., huMab murine models, linkers, conjugation technology or payloads) (“Paragon In-Licensed IP”) in the conduct of the Research Program, then (x) such use shall be set forth in the Research Plan, and (y) Crescent shall be responsible for paying to Paragon as part of the Development Fees the out-of-pocket costs incurred by Paragon to access and use such Paragon In-Licensed IP in the conduct of the Research Program.

(ii)If the Parties desire for Paragon to use (x) Intellectual Property Rights owned by Crescent or its Affiliates, or (y) Intellectual Property Rights in-licensed by Crescent or its Affiliates (e.g., linkers, conjugation technology or payloads) ((x) and (y) collectively, “Crescent IP”) in the conduct of the Research Program, then (1) such use shall be set forth in the Research Plan, (2) Crescent shall be responsible for obtaining any necessary licenses and rights with respect to any in-licensed Crescent IP to enable Paragon and Parascent to access and use such in-licensed Crescent IP to conduct the Research Program in accordance with the Research Plan, and (3) Crescent shall be responsible for all costs to provide Paragon with the right to access and use such Crescent IP in the conduct of the Research Program.  During the Research Term, Crescent hereby grants to Paragon and Parascent a non-exclusive, sublicensable (to Paragon’s and Parascent’s Third Party service providers, subcontractors, consultants and other agents performing activities on behalf of Paragon or Parascent under the Research Program), royalty-free and fully paid-up license under the Crescent IP to access and use the Crescent IP to conduct the Research Program in accordance with the Research Plan.

(d)Deliverables; Project ADC Samples.

(i)Following completion of the ADC Conjugation Activities set forth in the Research Plan, Paragon and Parascent will deliver to Crescent a data package that includes the Project ADC Information and the Results for the then existing Project ADCs (the “Deliverables”).  Additionally, upon request by Crescent, and at [***] cost and expense, Paragon and Parascent shall provide to Crescent samples of the Project ADCs that have been expressed in accordance with the Research Plan (“Project ADC Samples”) to enable Crescent to evaluate the Option.  Following completion of the Research Program, Paragon shall deliver to Crescent the Final Deliverable for the Research Program, if any.

(ii)During the Option Period with respect to the Research Program, Crescent will review the Deliverables and Project ADC Samples for the Research Program to determine whether [***] Project ADC meets the Project ADC Selection Criteria.  If Crescent determines that [***] Project ADC meets the Project ADC Selection Criteria, then Crescent shall so notify Paragon in writing prior to the end of the Option Period.

(e)Conduct of Research Program.  During the Research Term, Paragon and Parascent shall (i) perform the activities assigned to it under the Research Plan in a professional, diligent and good scientific manner, in compliance with all Applicable Law, and in compliance with the Research Plan; (ii) ensure that its Representatives and subcontractors diligently perform

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the Research Program in a manner in accordance with generally accepted industry practices by appropriately trained personnel who are experienced in the relevant fields and in compliance with Applicable Law; (iii) keep Crescent fully informed regarding the progress and results of the Research Program; (iv) [***] provide Crescent with any additional information regarding the Research Program that Crescent reasonably requests; (v) participate in teleconference(s) at a time(s) agreed upon by the Parties to provide an update to Crescent on the performance of the Research Program; and (vi) give Crescent [***] with respect to information known or believed by Paragon and Parascent to be likely to materially impede or otherwise adversely affect the performance of the Research Program.

2.2Subcontractors.  Paragon and Parascent may perform the activities under the Research Program through one or more subcontractors; provided, that Paragon and Parascent shall at all times be fully responsible for the compliance of such subcontractors with this Agreement and for the performance of their obligations under this Agreement.

2.3Research Books and Records; Audit.  Paragon shall maintain complete and accurate records related to the activities performed by Paragon under the Research Program.  All such books and records shall be retained by Paragon and Parascent until the later of: (a) [***] after the end of the applicable stage of research; and (b) such longer period as may be required by Applicable Law.  Upon Crescent’s request and at [***] expense, Paragon shall provide copies of such records or such records shall be made available for Crescent’s reasonable review, audit and inspection upon reasonable notice and with reasonable frequency.

Article 3

GOVERNANCE

3.1Joint Development Committee.  The Parties will establish a single Joint Development Committee (the “JDC”) to oversee and coordinate the activities under the Research Program in accordance with the remainder of this Article 3.  The JDC shall be comprised of two (2) employees from Crescent and two (2) employees from Paragon, with each Party designating one (1) such employee as its JDC co-chairperson.  Subject to the foregoing, each Party shall appoint its respective Representatives to the JDC from time to time, and may change its Representatives, in its sole discretion, effective upon notice to the other Parties designating such change.  Representatives from each Party shall have appropriate technical credentials, experience and knowledge pertaining to and ongoing familiarity with the activities to be performed under the Research Program.

3.2JDC Meetings.  The JDC shall meet in accordance with a schedule established by mutual written agreement of the Parties no less frequently than once every three (3) months until the end of the period specified in Section 3.5.  The JDC may meet by means of teleconference, videoconference or other similar means, as jointly determined by the Parties.  As appropriate, additional employees or consultants may from time to time attend the JDC meetings as nonvoting observers; provided, that any such consultant shall agree in writing to comply with the confidentiality obligations under this Agreement; and provided, further that no Third Party personnel may attend unless otherwise agreed by all Parties.  Each Party shall bear its own

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expenses related to the attendance of the JDC meetings by its representatives.  Each Party may also call for special meetings to resolve particular matters requested by such Party.  Paragon shall be responsible for keeping minutes of each JDC meeting that record in writing all decisions made, action items assigned or completed and other appropriate matters.  Paragon shall send meeting minutes to all members of the JDC within [***] after a meeting for review.  Each member shall have [***] from receipt in which to comment on and to approve/provide comments to the minutes (such approval not to be unreasonably withheld, conditioned or delayed).  If a member, within such time period, does not notify the drafting Party that s/he does not approve of the minutes, the minutes shall be deemed to have been approved by such member.

3.3JDC Functions.  The JDC’s responsibilities are as follows:

(a)Developing, reviewing, overseeing and coordinating the activities under the Research Plan;

(b)Periodically reviewing the progress of activities under the Research Plan;

(c)Updating or modifying the Research Plan; provided, that such update or modification does not obligate any Party to perform any task or expend any resources outside of or beyond its obligations under the Budget;

(d)Reviewing performance against the Budget and timeline for the Research Program periodically (at least [***]), and periodically meeting to review and (subject to mutual approval of the Parties), approving any discovery project Budget deviation where such deviation is greater than [***] percent ([***]%);

(e)Reviewing the reconciliation of Actual Annual Costs against the Cost Advance at the end of each Calendar Year for the Research Program; and

(f)Determining whether the Project ADC Selection Criteria for the Research Program are not achievable for any reason and therefore the Research Program no longer warrants further research.

3.4JDC Decision Making and Disputes.  The JDC will endeavor to make decisions by consensus, with each of Crescent and Paragon having one vote.  If consensus is not reached by the Parties’ Representatives pursuant to such vote, then disputes relating to: (a) the reconciliation of Actual Annual Costs against the Cost Advance, as set forth in Section 5.2(c), will be resolved in accordance with Section 11.7; (b) technical or scientific decisions in the course of operationalizing the Research Program, including the nature of activities to be performed by Paragon and Parascent thereunder, shall be finally decided by [***]; and (c) the Budget for the Research Program, and all other matters not covered by clauses (a) or (b), shall be finally decided by [***].  For clarity, and notwithstanding the creation of the JDC, each Party shall retain the rights, powers and discretion granted to it hereunder, and the JDC shall not be delegated or vested with such rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing.  The JDC shall not have the power to amend,

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waive or modify any term of this Agreement, and no decision of the JDC shall be in contravention of any terms and conditions of this Agreement. It is understood and agreed that issues to be formally decided by the JDC are limited to those specific issues that are expressly provided in this Agreement to be decided by the JDC.

3.5Disbandment.  The JDC shall remain in effect from the date on which it is established in accordance with Section 3.1 until the expiration of the Research Term.

Article 4

OPTION; LICENSE

4.1Grant of Option.  Subject to the terms and conditions of this Agreement, Paragon hereby grants to Crescent, during the Term and subject to delivery of the Election Notice in accordance with Section 4.3, an exclusive option (“Option”) to be granted an exclusive license under the Project ADC Technology to Develop, Manufacture and Commercialize Project ADCs, Derived ADCs and Products in the Field in the Territory.  Notwithstanding anything to the contrary, Crescent shall have no rights under the Option to obtain a license to Develop, Manufacture or Commercialize any component of a Project ADC or a Derived ADC (i.e., an Antibody, linker, payload or conjugation technology) other than as part of a Project ADC or a Derived ADC.

4.2Limited License Grant During Option Period.  Subject to the terms and conditions of this Agreement, and effective only during the Term, Paragon hereby grants to Crescent a limited, exclusive, royalty-free license, without the right to sublicense, under the Project ADC Technology and, to the extent Controlled by Paragon for this purpose, the Paragon In-Licensed IP, solely to evaluate the Option and for the purpose of allowing Crescent to determine whether to exercise the Option.

4.3Option Exercise.  Crescent may, in its sole discretion, exercise the Option by delivering written notice of such exercise to Paragon (“Election Notice”) at any time during the period beginning on the initiation of activities under the Research Program and ending [***] following Crescent’s receipt of the Deliverables for the Research Program, or such longer period as agreed upon by the Parties (“Option Period”).  If Crescent fails to exercise the Option in accordance with this Section 4.3 prior to expiration of the Option Period, then, upon such expiration, the Option shall terminate and be of no further force or effect.

4.4License Template; Execution After Option Exercise.

(a)Within [***] of the Effective Date, the Parties shall negotiate [***] and use [***] to agree upon a form of agreement template (“License Template”) to be used in connection with Crescent’s exercise of the Option, which will be consistent with the economic and other terms set forth in Exhibit A, and upon mutual agreement by the Parties on the form of such License Template, will be attached to this Agreement and replace the terms on the existing Exhibit A.  If the Parties are unable to reach agreement on the definitive terms of the License Template within

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such [***] period, the matter will be resolved in accordance with Section 11.7 unless the Parties mutually agree to resolve the matter otherwise.

(b)Within [***] of Crescent’s exercise of the Option as set forth in Section 4.3, subject to any extension as mutually agreed by the Parties, the Parties shall use [***] to finalize and execute a definitive written agreement consistent with the License Template (the “License Agreement”).

Article 5

PAYMENTS

5.1Research Initiation Fee.  Crescent shall pay to Paragon a one-time nonrefundable, non-creditable fee of Two Million Five Hundred Thousand Dollars ($2,500,000) (the “Research Initiation Fee”) no later than thirty (30) days following finalization of the Research Plan.  For clarity, the Research Initiation Fee is nonrefundable, non-creditable, and separate from any Development Costs (including the Pre-Effective Date Development Costs) or Cost Advance paid or owing with respect to the Research Program.

5.2Development Costs.

(a)The monthly rate for the Development Fees (the “Monthly Rate”) shall be determined and charged on a calendar month-by-calendar month basis.  For the period beginning on the Effective Date and continuing through December 31, 2024, the Monthly Rate shall be [***].  If the Research Plan requires Paragon to perform certain chemistry, manufacturing, and control activities (“CMC Activities”) in furtherance of the Research Program, then the Monthly Rate that would otherwise apply shall be [***].  Paragon shall have the right to adjust the Monthly Rate and the CMC Rate on an annual basis to account for inflation and other increases in costs by providing written notice thereof to Crescent at least [***] prior to the commencement of each [***].

(b)On a quarterly basis, Crescent will advance to Paragon any Development Costs contemplated in the Budget, including [***], and any [***] reasonably expected to be incurred by Paragon in the performance of the Research Program during the upcoming [***] in accordance with the Research Plan and Budget (less any pre-payments for Third Party Costs from earlier [***] that Paragon reasonably anticipates will be carried over to such upcoming [***]) (the “Cost Advance”).  On a quarterly basis, Paragon will deliver an invoice to Crescent for the Cost Advance, and Crescent will pay the Cost Advance within [***] after receipt of Paragon’s invoice.

(c)Within [***] after the end of each Calendar Year, Paragon will calculate and provide to Crescent a written reconciliation of its actually-incurred Third Party Costs (incurred in a manner consistent with the Budget) for the prior Calendar Year (“Actual Annual Costs”) against that portion of the Cost Advance for such Third Party Costs for that Calendar Year, including reasonable documentation of such Actual Annual Costs.  The form of such reconciliation shall be subject to JDC review and approval.  If the amounts paid for anticipated Third Party Costs in the Cost Advance exceeds the Actual Annual Costs, then Paragon will credit such excess payment against Development Costs contemplated in the Budget and reasonably expected to be

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incurred by Paragon in the performance of the Research Program during any upcoming Calendar Year and Crescent will deduct such amount from its next quarterly Cost Advance.  If the Cost Advance is less than the Actual Annual Costs, then Paragon will invoice Crescent for the difference and Crescent will pay such amount together with its next quarterly Cost Advance.  If no further amounts will be owed to Paragon hereunder, Paragon will refund such amount.  For clarity, the above reconciliation will not apply to Annual Development Fees.

(d)Notwithstanding Sections 5.2(a), 5.2(b) and 5.2(c) to the contrary, the Parties acknowledge that Paragon has incurred certain Development Costs between October 1, 2024  and the Effective Date, as a result of work performed by Paragon at risk on the Research Program (the costs described in (i) and (ii), the “Pre-Effective Date Development Costs”).  Crescent shall reimburse Paragon for the Pre-Effective Date Development Costs within [***] after Crescent’s receipt of a written invoice that details the Pre-Effective Date Development Costs.

5.3Milestones.  On a Crescent Product-by-Crescent Product basis, Crescent shall make the following one-time non-refundable and non-creditable milestone payments to Paragon (or to such other designee(s), as designated by Paragon) as set forth below (each payment, a “Milestone Payment”), based on the achievement of the corresponding milestone set forth below (each, a “Milestone”) by Crescent, its Affiliates, or its sublicensees with respect to each such Crescent Product.  Crescent shall, within [***] after it or its Affiliates achieve a Milestone, or within [***] after it learns that its or its Affiliate’s sublicensee has achieved a Milestone, notify Paragon of the achievement of such Milestone [***].  Following receipt of such notice, Paragon shall invoice Crescent for such Milestone Payment, which invoice shall specify the bank account information into which such Milestone Payment should be paid.  Crescent shall make such Milestone Payment to Paragon or Paragon’s designee within [***] after receipt of Paragon’s invoice.  Each Milestone Payment shall be paid no more than once per Crescent Product, and Crescent’s total Milestone Payments hereunder per Crescent Product (together with any such Milestone Payments per each such Crescent Product achieved and payable pursuant to a subsequently executed License Agreement) shall not exceed Forty-Six Million Dollars ($46,000,000).  For avoidance of doubt, upon achievement of any Milestone for a Crescent Product, all prior unachieved Milestones for such Crescent Product shall be deemed thereby achieved and, if the Milestone Payment for any such prior Milestone has not previously been paid, it shall thereupon also be paid at the same time that the Milestone Payment for such subsequent achieved Milestone is paid.  The Parties acknowledge and agree that once the License Agreement has been executed and is effective, any Milestone for a Crescent Product set forth in this Agreement that (a) has not yet been achieved, and (b) is duplicated in the License Agreement, together with the corresponding Milestone Payment, shall no longer be achievable and payable under the terms of this Agreement and shall only be achievable and payable under the terms of the License Agreement.  Additionally, for the avoidance of doubt, if a Milestone with respect to a Crescent Product is achieved and paid by Crescent pursuant to this Agreement, then there shall be no Milestone Payment due for the achievement of such Milestone for such Crescent Product under the subsequently executed License Agreement, notwithstanding the inclusion of the same Milestone in Exhibit A hereto or in the License Agreement.

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Regulatory/Development Milestones per Crescent Product	Amount
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5.4Financial Records.  Paragon shall keep complete and accurate books of account and records in sufficient detail to enable the Development Costs and Milestones payable under this Agreement to be determined.  Such books and records shall be kept at the principal place of business of Paragon, for at least [***] following the end of the [***] to which such books and records pertain, and Crescent shall be entitled to inspect such books and records at Paragon’s offices upon Crescent’s reasonable request.

5.5Manner and Method of Payment.  All cash payment amounts hereunder are expressed in U.S. dollars (USD) unless otherwise specified.  Each payment shall be made by electronic funds transfer in immediately available funds to a bank and account designated in writing by Paragon, unless otherwise specified in writing by Paragon.

5.6Tax. Each Party shall be responsible for paying its own respective taxes in connection with any activities that it performs and any payments that it receives under this Agreement.  The Parties will commit [***] to provide each other with any tax forms that may be reasonably necessary in order for any Party to not pay or withhold tax or to pay or withhold tax at a reduced rate under an applicable income tax treaty.

5.7Late Payments.  In the event that any cash payment due for any undisputed amount under this Agreement is not made when due, then the cash payment shall accrue interest from the date due at a per annum rate equal to [***] above the then-current per annum prime rate reported by the Wall Street Journal (U.S., Western Edition) or, if lower, the maximum legal annual interest rate.

5.8Equity Grants.  Except as expressly agreed otherwise by the Parties in writing, upon completion of each of the Calendar Years ending December 31, 2025 and December 31, 2026, Crescent will grant to Parascent a warrant to purchase a number of Shares equal to 1.00% of the outstanding Shares as of the date of the grant, on a fully-diluted basis (assuming the exercise or conversion of any convertible non-voting preferred stock, stock options, pre-funded warrants or similar instruments), with an exercise price equal to the fair market value of the underlying Shares on the date of the grant as determined by the board of directors of Crescent (each grant, an “Equity

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Grant”); provided, that if Crescent undergoes an initial public offering or a reverse merger transaction the rights and obligations of this Section 5.8 shall continue and Parascent shall be entitled to warrants from the ultimate public company parent to purchase a number of shares of such parent equal to 1.00% of the outstanding shares of the parent as of the date of the grant, on a fully-diluted basis (assuming the exercise or conversion of any convertible non-voting preferred stock, stock options, pre-funded warrants or similar instruments), as applicable.  Such warrants will be exercisable for a period of ten (10) years following the date of the grant.  Each Equity Grant shall be effected on the last Business Day of each applicable Calendar Year and the corresponding grant date shall be such date.  If the Term ends prior to the end of a Calendar Year, the Equity Grant for such Calendar Year shall be pro-rated for such Calendar Year and such Equity Grant shall be effected within five (5) Business Days of the end of the Term.

Article 6

INTELLECTUAL PROPERTY RIGHTS

6.1Ownership.

(a)Background IP.  As between the Parties, each Party will retain all right, title and interest in and to all of its Background IP.

(b)Project ADC Technology and Paragon Platform Technology.  Subject to the rights and licenses granted to Crescent in this Agreement, as between the Parties, Paragon or its Affiliates shall own all right, title and interest in and to all Project ADC Technology and all Paragon Platform Technology, irrespective of inventorship.  Crescent agrees to assign and hereby assigns to Paragon all of Crescent’s right, title and interest in and to the Project ADC Technology and the Paragon Platform Technology, including any and all Intellectual Property Rights therein.  Crescent shall execute and deliver, and shall cause its Affiliates to execute and deliver, such additional documents, instruments, conveyances and assurances and take any such further actions as may be reasonably required to ensure that all right, title and interest in the Project ADC Technology and Paragon Platform Technology is effectively assigned to and held by Paragon.  Crescent and its Affiliates shall cause all of its and their employees who, in each case, generated, conceived of or created any Project ADC Technology and Paragon Platform Technology to assign without additional consideration all ownership rights in such Project ADC Technology and Paragon Platform Technology to Paragon.

6.2Patent Prosecution, Maintenance and Enforcement – Project ADC Patents.

(a)Prior to execution of the License Agreement, Paragon shall have the sole right, but not the obligation, to prepare, file, prosecute, maintain or enforce any Project ADC Patents at Paragon’s sole expense, and Crescent shall reasonably cooperate and assist Paragon in such preparation, filing, prosecution, maintenance and enforcement, at Paragon’s request.  Following execution of the License Agreement, (i) with respect to Project ADC Patents that have been filed prior to the execution of the License Agreement, the Parties’ respective rights relating to the preparation, filing, prosecution, maintenance and enforcement of such Project ADC Patents shall be as set forth therein and Crescent shall reimburse Paragon for any costs and expenses

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actually incurred by Paragon in the prosecution and maintenance of any such Project ADC Patents in accordance with the terms of the License Agreement, and (ii) with respect to Project ADC Patents that have not been filed prior to the execution of the License Agreement, (1) Paragon, at its sole expense, shall have the sole right, but not the obligation, to prepare, file, prosecute, maintain and enforce such Product ADC Patents until the date on which the Final Deliverable for such Research Program is delivered to Crescent, and during such period Paragon shall provide Crescent with drafts of all proposed filings to any patent office with respect to such Project ADC Patents in reasonably adequate time before submission of such filings for Crescent’s review and comment, and (2) following the date on which the Final Deliverable for such Research Program is delivered to Crescent, the Parties’ respective rights relating to the preparation, filing, prosecution, maintenance and enforcement of such Project ADC Patents shall be as set forth therein and Crescent shall reimburse Paragon for any costs and expenses actually incurred by Paragon in the prosecution and maintenance of any such Project ADC Patents in accordance with the terms of the License Agreement.

(b)Crescent covenants and agrees that it will not file or prosecute any Patents Covering any Project ADC or Derived ADC (including without limitation any Project ADC Inventions) or any component thereof during the Term of this Agreement except as permitted under the License Agreement.

6.3Defense of Claims Brought by Third Parties.  If a Party becomes aware of any actual or potential claim that the Development, Manufacture or Commercialization of any Project ADC, Derived ADC, Product, Multispecific ADC, Multispecific Product or any component thereof infringes or in the future will infringe the Intellectual Property Rights of any Third Party, such Party will [***] notify the other Parties.  In any such instance, the Parties will [***] thereafter meet (which may be through the JDC) to discuss [***] regarding the best response to such notice.  Certain additional rights and obligations of the Parties with respect to any such claim will be set forth in the License Agreement (to the extent applicable).

6.4No Implied Licenses.  Except as expressly set forth herein, no right or license under any Patents, Know-How or Intellectual Property Right of any Party is granted or shall be granted by implication hereunder.  All such rights or licenses are or shall be granted only as expressly provided in this Agreement or the License Agreement.

Article 7

PROTECTION OF CONFIDENTIAL INFORMATION

7.1Confidentiality.  Except to the extent expressly authorized by this Agreement, the Receiving Party agrees that, during the Term and for [***] thereafter, it shall keep confidential and shall not publish or otherwise disclose to any Third Party, and shall not use for any purpose other than as expressly provided for in this Agreement, any Confidential Information of the Disclosing Party.  The Receiving Party may disclose Confidential Information of the Disclosing Party to those of the Receiving Party’s Representatives who have a need for such information; provided, that the Receiving Party shall advise such Representatives of the confidential nature thereof, shall ensure that each such Representative is bound in writing by obligations of

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confidentiality and non-use at least as stringent as those contained in this Agreement, and shall be responsible for the compliance of its Representatives with the terms of this Agreement.  The Receiving Party shall use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but in no event less than reasonable care) to ensure that its Representatives do not disclose or make any unauthorized use of the Confidential Information of the Disclosing Party.  The Receiving Party shall [***] notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Confidential Information of the Disclosing Party.

7.2Exceptions.  The Receiving Party’s obligations under Section 7.1 shall not apply to any Confidential Information of the Disclosing Party that the Receiving Party can prove by competent evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party in breach of this Agreement, generally known or available; (b) is known by the Receiving Party at the time of receiving such information from the Disclosing Party; (c) is hereafter furnished to the Receiving Party by a Third Party, as a matter of right and without restriction on disclosure; or (d) is independently discovered or developed by the Receiving Party, without the aid, use or application of any Confidential Information of the Disclosing Party.

7.3Authorized Disclosure.  Notwithstanding the provisions of this Article 7, the Receiving Party may disclose Confidential Information, without violating its obligations under this Agreement, to the extent the disclosure is:

(a)required by a valid order of a court or other governmental body of competent jurisdiction or as otherwise required by Applicable Law, rule, regulation (including securities laws and regulations), government requirement, or as may be required in connection with any filings made with, or by the disclosure policies of, a stock exchange; provided, that the Receiving Party shall give reasonable prior written notice to the Disclosing Party of such required disclosure and, at [***] request and expense, shall cooperate with the Disclosing Party’s efforts to contest such requirement, to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued or the law, rule or regulation required, or to obtain other confidential treatment of such Confidential Information; or

(b)reasonably necessary to file or prosecute patent applications, prosecute or defend litigation or otherwise establish rights or enforce obligations under this Agreement, in each case, in accordance with this Agreement.

7.4No Requirement to Disclose Paragon Platform Technology.  Notwithstanding anything to the contrary in this Agreement, Paragon will not be required to disclose any of the Paragon Platform Technology to Crescent other than as required to be included in the Deliverables.

7.5Use of Names.  No Party shall use any other Party’s name or trademarks in any advertising, sales, or promotional material or in any publication without the prior written consent of such other Party or Parties.

7.6Confidentiality of this Agreement.  This Agreement and its terms are considered Confidential Information of all Parties, and each Party shall keep confidential and shall not publish

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or otherwise disclose the terms of this Agreement without the prior written consent of the applicable other Party, except as expressly permitted by Section 7.3 or Section 7.7, and except that each Party may disclose this Agreement and its terms to actual or potential investors, lenders, and strategic partners in connection with due diligence or similar investigations by such Third Parties or in confidential financing documents; provided, in each case, that any such Third Party agrees to be bound by obligations of confidentiality and non-use at least as restrictive as those set forth in this Article 7 (provided, that the confidentiality term applicable to such Third Party may be shorter so long as it is commercially reasonable).

7.7Publicity.  Except to the extent required by Applicable Law or the rules of any stock exchange or listing agency, no Party shall issue a press release announcing that they have entered into an ADC discovery partnership, without the other Parties’ prior written consent, which shall not be unreasonably withheld.

Article 8

REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMER

8.1Mutual Representations and Warranties.  Each Party represents and warrants to each other that:

(a)it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder; and

(c)this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not and will not conflict with any agreement, instrument, or understanding, oral or written, to which it is or may become a party or by which it may be or become bound.

8.2Paragon Representations, Warrants and Covenants.  Paragon hereby represents, warrants and covenants to Crescent that:

(a)it will perform its activities under the Research Program with due care and in accordance with (i) Applicable Law, (ii) the terms and conditions contained herein and the Research Plan, and (iii) generally prevailing industry standards;

(b)neither it nor any of its Affiliates have entered or will enter, directly or indirectly, into any contract or any other transaction with any Third Party or Affiliate that conflicts or derogates from its undertakings under this Agreement;

(c)it has the unencumbered right to the Paragon Platform Technology and the right, power and authority to use the Paragon Platform Technology in performance of the Research

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Plan and the performance of its obligations under this Agreement, in each case in accordance with the terms hereof;

(d)each Representative employed or engaged by Paragon or its Affiliate to conduct the activities under the Research Program has assigned and has executed an agreement assigning its entire right, title and interest in and to Project ADC Technology to Paragon;

(e)there are no claims, actions, or proceedings pending or threatened, nor are there any formal inquiries initiated or written notices received that may lead to the institution of any such legal proceedings, in each case (or in aggregate) against Paragon or its properties, assets or business, which would, individually or in the aggregate, have a material adverse effect on, or materially prevent, Paragon’s ability to perform under this Agreement or to grant the Option or other rights granted to Crescent under this Agreement; and

(f)none of Paragon, its Representatives, or any other person used by Paragon in the performance of this Agreement has been or is (i) debarred, convicted, or is subject to a pending debarment or conviction, pursuant to section 306 of the United States Federal Food Drug and Cosmetic Act, 21 U.S.C. § 335a, (ii) listed by any government or regulatory agencies as ineligible to participate in any Federal healthcare programs (as that term is defined in 42 U.S.C. 1320a-7b(f)) or government procurement or non-procurement programs, or excluded, debarred, suspended or otherwise made ineligible to participate in any such program, or (iii) convicted of a criminal offense related to the provision of healthcare items or services, or is subject to any such pending action.  Paragon agrees to inform Crescent [***] if Paragon or any person who is performing activities on its behalf under the Agreement is subject to the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending or threatened.

8.3Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, DURABILITY, MERCHANTABLE QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.

Article 9

TERM AND TERMINATION

9.1Term.  The term of this Agreement (“Term”) shall commence on the Effective Date and, subject to earlier termination in accordance with this Article 9, shall continue until the later of: (a) the expiration of the Option Period if Crescent does not exercise the Option in accordance with Section 4.3; (b) if Crescent exercises the Option during the Option Period in accordance with Section 4.3 but the Parties are unable to finalize and execute the License Agreement during the thirty (30) day period referenced in Section 4.4(b), the expiration of such thirty (30) day period; or (c) the expiration of the Research Term.

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9.2Termination of Agreement for Material Breach.  Each Party shall have the right to terminate this Agreement upon thirty (30) days’ prior written notice to the other Parties upon or after the material breach of any provision of this Agreement by any other Party if the breaching Party has not cured such breach by the end of such thirty (30) day period.

9.3Termination for Convenience.  Crescent shall have the right to terminate this Agreement for any reason or no reason upon thirty (30) days’ prior written notice to Paragon; provided, that Crescent will pay Paragon any unpaid fees due for Development Costs accrued prior to such effective termination date, as well as any non-cancellable obligations reasonably incurred by Paragon in connection with its activities under the Research Plan, as evidenced by Paragon’s records.

9.4Termination for Delay.  Paragon shall have the right to terminate this Agreement immediately upon written notice to Crescent if, as a result any action or failure to act by Crescent or its Affiliates, the Research Program or all material activities under the Research Plan are suspended, discontinued or otherwise delayed for a period of four (4) consecutive months.

9.5Termination for a Bankruptcy Event.  Each Party will have the right to terminate this Agreement in the event of a Bankruptcy Event with respect to any other Party.  “Bankruptcy Event” means the occurrence of any of the following: (a) the institution of any bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against a Party under any bankruptcy, insolvency, or other similar law now or hereinafter in effect, including any section or chapter of the United States Bankruptcy Code, as amended, or under any similar laws or statutes of the United States or any state thereof (the “Bankruptcy Code”), where in the case of involuntary proceedings, such proceedings have not been dismissed or discharged within [***] after they are instituted, (b) the insolvency or making of an assignment for the benefit of creditors or the admittance by a Party of any involuntary debts as they mature, (c) the institution of any reorganization, arrangement or other readjustment of debt plan of a Party not involving the Bankruptcy Code, (d) the appointment of a receiver for all or substantially all of a Party’s assets, or (e) any corporate action taken by the board of directors of a Party in furtherance of any of the foregoing actions.

9.6Disposal of Confidential Information.  In the event this Agreement expires or is terminated and the Parties have not entered into the License Agreement, each Party shall return to the applicable other Party all Confidential Information of such other Party (including all copies thereof) in such Party’s possession related to the Research Program; provided, however, that each Party may retain one copy of such other Party’s Confidential Information in such Party’s secure archives for the sole purpose of monitoring compliance with its obligations hereunder or Applicable Law.

9.7Accrued Rights; Survival.  The expiration or termination of this Agreement for any reason shall not release any Party from any liability or obligation that, at the time of such expiration or termination, has already accrued to any other Party or that is attributable to a period prior to such expiration or termination, nor will expiration or any termination of this Agreement preclude any Party from pursuing all rights and remedies it may have under this Agreement, or at

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law or in equity, with respect to breach of this Agreement.  In the event of expiration or any termination of this Agreement, the following provisions of this Agreement shall survive such expiration or termination in accordance with their respective terms and conditions: Article 5, Article 7, Article 10 and Article 11, as well as Sections 2.3, 6.1(a), 6.2(a), 6.4, 9.3, 9.6 and 9.7.

Article 10

INDEMNIFICATION; LIMITATION OF LIABILITY

10.1By Crescent.  Crescent hereby agrees to defend, indemnify, and hold harmless Paragon, Parascent, their Affiliates and their Representatives (each, a “Paragon Indemnitee”) from and against any and all losses, damages, liabilities, expenses, and costs, including reasonable legal expense and attorneys’ fees (collectively, “Losses”), to which any Paragon Indemnitee may become subject as a result of any claim, demand, action, or other proceeding by any Third Party (“Third Party Claim”) to the extent such Losses result from: (a) the negligence or willful misconduct of any Crescent Indemnitee in the performance of this Agreement; or (b) the material breach by any Crescent Indemnitee of this Agreement; except, in each case, to the extent such Losses result from the negligence or willful misconduct of any Paragon Indemnitee or the material breach by Paragon of this Agreement, or where such Losses are subject to indemnification pursuant to Section 10.2 below.

10.2By Paragon.  Paragon hereby agrees to defend, indemnify, and hold harmless Crescent, its Affiliates and its and their Representatives (each, an “Crescent Indemnitee”) from and against any and all Losses to which any Crescent Indemnitee may become subject as a result of any Third Party Claim to the extent such Losses result from: (a) the negligence or willful misconduct of any Paragon Indemnitee in the performance of this Agreement; or (b) the material breach by any Paragon Indemnitee of this Agreement; except, in each case, to the extent such Losses result from the negligence or willful misconduct of any Crescent Indemnitee, the material breach by Crescent of this Agreement, or where such Losses are subject to indemnification pursuant to Section 10.1 above.

10.3Indemnification Procedure.  In connection with any Third Party Claim for which a Party (the “Indemnified Party”) seeks indemnification from another Party (the “Indemnifying Party”) pursuant to this Agreement, the Indemnified Party will: (a) give the Indemnifying Party [***] notice of the Third Party Claim; provided, however, that failure to provide such notice will not relieve the Indemnifying Party from its liability or obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (b) cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in connection with the defense and settlement of the Third Party Claim; and (c) permit the Indemnifying Party to control the defense and settlement of the Third Party Claim; provided, however, that the Indemnifying Party may not settle the Third Party Claim without the Indemnified Party’s prior written consent, which will not be unreasonably withheld or delayed, in the event that such settlement materially adversely impacts the Indemnified Party’s rights or obligations.  Further, the Indemnified Party will have the right to participate (but not control) and be represented in any suit or action by advisory counsel of its selection and at its own expense.

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10.4Limitation of Liability.  EXCEPT FOR LIABILITY FOR BREACH OF ARTICLE 7 OR FOR INDEMNIFICATION CLAIMS UNDER ARTICLE 10, IN NO EVENT SHALL ANY PARTY BE ENTITLED TO RECOVER FROM ANY OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH OTHER PARTY HAD NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

Article 11

MISCELLANEOUS

11.1Independent Contractor Relationship.  Each of Paragon’s and Parascent’s relationship with Crescent is that of an independent contractor, and nothing in this Agreement should be construed to create a partnership, joint venture or employer-employee relationship.  No Party is an agent of any other Party or authorized to make any representation, contract or commitment on behalf of any other Party.

11.2Force Majeure.  No Party will be charged with any liability for delay or failure in performance of an obligation under this Agreement (other than any obligation to pay monies when due) to the extent such delay or failure is due to a cause beyond the reasonable control of the affected Party, such as war, riots, labor disturbances, epidemic, pandemic, fire, explosion, and compliance in good faith with any Applicable Law.  The Party affected will give [***] notice to the other Parties of the nature of the cause of any material delay or failure to perform, its anticipated duration and any action being taken to avoid or minimize the effect.  The Party affected will use its diligent efforts to avoid or remove such causes of delay or failure to perform and to mitigate the effect of such occurrence, and will continue performance in accordance with the terms of this Agreement whenever such causes are removed.  The Party affected will give [***] notice to the other Parties of such resumed performance.  If any such failure or delay in a Party’s performance hereunder continues for more than [***], any of the other Parties may terminate this Agreement upon written notice to the affected Party.

11.3Entire Agreement; Amendment.  This Agreement, together with all Exhibits attached hereto, constitutes the final, complete, and exclusive agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements, relating to its subject matter.  This Agreement (including its Exhibits) may not be changed, modified, amended, or supplemented except by a written instrument signed by all Parties.

11.4Non-Waiver.  The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance.  Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.

11.5Severability.  Should one or more of the provisions of this Agreement become void or unenforceable as a matter of Applicable Law, then this Agreement shall be construed as if

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such provision were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties will use their best efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

11.6Assignment.  Neither this Agreement nor any rights or obligations hereunder may be assigned by any Party without the prior written consent of the other Parties (which consent shall not be unreasonably withheld); provided, however, that any Party may assign this Agreement and its rights and obligations hereunder without the other Parties’ consent to its successor to all or substantially all of the business of such Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise.  The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this section.  Any assignment not in accordance with this Agreement shall be void.

11.7Dispute Resolution.  The Parties recognize that a bona fide dispute as to certain matters may arise from time to time during the Term relating to any Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any disputes relating to Article 7 (Confidentiality) hereof or disputes relating to the determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Intellectual Property Rights (hereinafter, a “Dispute”).  In the event of the occurrence of any Dispute, the Parties will follow the following procedures in an attempt to resolve the dispute or disagreement:

(a)The Party claiming that such a Dispute exists will give notice in writing (a “Notice of Dispute”) to the other Parties of the nature of the Dispute.

(b)The Dispute will be referred to the then Chief Executive Officer or Chief Operating Officer of Paragon and the then Chief Executive Officer or President of Crescent who will meet no later than [***] following the initial receipt of the Notice of Dispute and use [***] to resolve the Dispute.

(c)If, within [***] of initial receipt of the Notice of Dispute, the Dispute has not been resolved, or if, for any reason, the meeting described in Section 11.7(b) hereof has not been held within [***] of initial receipt of the Notice of Dispute, then the Parties agree that such Dispute will be finally resolved through binding arbitration to be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules, as specifically modified by the provisions of this Section 11.7(c).  The arbitration will be conducted by a panel of three arbitrators.  Within [***] after the initiation of the arbitration, each Party will nominate one person to act as arbitrator, and the two arbitrators so named will then jointly appoint the third arbitrator within [***] of their appointment, who will serve as chairman of the panel.  All three arbitrators must be independent Third Parties having at least [***] of dispute resolution experience (which may include judicial experience) or legal or

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business experience in the biotech or pharmaceutical industry.  If any Party fails to nominate its arbitrator, or if the arbitrators selected by the Parties cannot agree on a person to be named as chairman within such [***]-day period, JAMS will make the necessary appointments for such arbitrator(s) or the chairman.  Once appointed by a Party, such Party will have no ex parte communication with its appointed arbitrator.  The place of arbitration will be in Boston, Massachusetts or such other venue as the Parties may mutually agree.  The arbitration proceedings and all communications with respect thereto will be in English.  Any written evidence originally in another language will be submitted in English translation accompanied by the original or a true copy thereof.  The arbitrators have the power to decide all matters in Dispute, including any questions of whether or not such matters are subject to arbitration hereunder.  The arbitration will be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrators may be entered in any court having competent jurisdiction thereof.  The existence, content and results of any arbitration proceedings pursuant to this Section 11.7 will be deemed the Confidential Information of all Parties.

(d)Notwithstanding any provision of this Agreement to the contrary, any Party may immediately initiate litigation in any court of competent jurisdiction seeking any remedy at law or in equity, including the issuance of a preliminary, temporary or permanent injunction, to preserve or enforce its rights under this Agreement.

(e)The Parties agree that any disputes relating to Article 7 (Confidentiality) hereof or disputes relating to the determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Intellectual Property Rights shall be subject to the exclusive jurisdiction of the state and federal courts in Boston, Massachusetts and each Party hereby submits to such jurisdiction.

11.8Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to conflicts of laws principles.

11.9Notices.  Any notice to be given under this Agreement must be in writing and delivered either in person, by internationally recognized express courier, by email, or by facsimile, to the Party to be notified at its address(es) given below, or at any address such Party has previously designated by prior written notice to the other.  Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if delivered by express courier, the next Business Day the express courier regularly makes deliveries; or (c) if delivered by email, upon the date upon which the receipt of such email is confirmed by return email.  Together with any notice provided by a Party to any other Party in accordance with this Section 11.9, the Party shall send a copy of such notice by email to such other Party.

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If to Paragon or Parascent:	Paragon Therapeutics, Inc.
221 Crescent Street
Building 23, Suite 105
Waltham, MA 02453
Attn: [***]

If to Crescent:	Crescent Biopharma, Inc.
221 Crescent Street
Building 23, Suite 105
Waltham MA 02453
Attn: [***]

11.10Interpretation.  Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any person or entity shall be construed to include such person’s or entity’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections or Exhibits shall be construed to refer to Sections or Exhibits of this Agreement, and references to this Agreement include all Exhibits hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “or”.  The headings of clauses contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement or have any effect on its interpretation or construction.  Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against any Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist.  This Agreement has been prepared in the English language, and the English language shall control its interpretation.  In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral, or other communications between the Parties regarding this Agreement shall be in the English language.

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To the extent there is any inconsistency or conflict between the terms and conditions of this Agreement and any Research Plan, the terms and conditions of this Agreement will prevail.

11.11No Third Party Rights.  The provisions of this Agreement are for the exclusive benefit of the Parties and their successors and permitted assigns, and no other person shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party.

11.12Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.  This Agreement may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

11.13Expenses.  Each Party shall pay its own costs, charges and expenses incurred in connection with the negotiation, preparation, and completion of this Agreement.

11.14Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

11.15Construction.  The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

11.16Cumulative Remedies.  No remedy referred to in this Agreement is intended to be exclusive unless explicitly stated to be so, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

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In Witness Whereof, the Parties hereto have executed this ADC Discovery and Option Agreement on the Effective Date.

Paragon Therapeutics, Inc.		Crescent Biopharma, Inc.

By:	/s/ K. Evan Thompson	By:	/s/ Jonathan Violin
Name:	K. Evan Thompson	Name:	Jonathan Violin
Title:	Chief Operating Officer	Title:	Chief Executive Officer and President

Parascent Holding LLC

By:	/s/ K. Evan Thompson
Name:	K. Evan Thompson
Title:	President

[Exhibit A to ADC Discovery and Option Agreement]